SUPPLEMENT TO
CALVERT TAX-FREE BOND FUND
Summary Prospectus
dated April 30, 2015
Date of Supplement: July 1, 2015
The Board of Trustees for Calvert Tax-Free Bond Fund (the “Fund”) has approved certain changes to the Fund: a new Fund name, an increased focus on impact investing, and a restructuring of expenses that results in a reduction in net fund operating expenses.
Effective July 15, 2015, the Summary Prospectus is hereby amended as follows:
Immediately below the Fund name at the top of page 1 of the Summary Prospectus, revise and restate the description of the “Ticker” as follows:
“Class (Ticker): A (CTTLX)”
All references to “Calvert Tax-Free Bond Fund” are changed to “Calvert Tax-Free Responsible Impact Bond Fund” to reflect the Fund’s new name.
The table contained under “Fees and Expenses of the Fund – Annual Fund Operating Expenses” for the Fund on page 1 of the Summary Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.24%
Total annual fund operating expenses	0.94%
Less fee waiver and/or expense reimbursement[2]	(0.14%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%
2The investment advisor has agreed to contractually limit direct net annual fund operating expenses through April 30, 2017. Direct net operating expenses will not exceed 0.80% for Class A. Only the Board of Trustees of the Fund may terminate the Fund's expense limitation before the contractual period expires, upon 60 day's prior notice to shareholders.
The table contained under “Fees and Expenses of the Fund – Example” for the Fund on page 1 of the Summary Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$454	$639	$852	$1,464

After the fourth paragraph under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for the Fund on page 2 of the Summary Prospectus, insert the following:
Responsible Impact Investing. The Fund seeks securities that meet its fundamental investment criteria and contribute to the long-term viability of the communities in which the Fund invests. These community impact bonds include investments that support affordable housing, prioritize education resources and provide assistance to children, the elderly and veterans, among others. In evaluating municipal bonds for purchase, the Fund also considers the environmental impact, social impact, governance impact, and how essential the underlying project is to the community.